UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 21, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANICAL CONDITION

On January 21, 2004, Unifi, Inc. issued a press release announcing the results for its second quarter of fiscal year 2004 ending December 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       UNIFI, INC.

                                                                                       By: /s/ WILLIAM M. LOWE
                                                                                             William M. Lowe
                                                                                              Vice President and Chief
                                                                                                   Financial Officer

Dated: January 21, 2004

                                                                              EXHIBIT INDEX

Exhibit No.               Description

      99.1               News Release disseminated on January 21, 2004 by Unifi, Inc. concerning the results for its Second quarter of fiscal year 2004 ending December 28, 2003.